SUMMARY PROSPECTUS

Lord Abbett Series Fund
Bond Debenture Portfolio

MAY 1, 2015

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2015, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	VC Shares

Management Fees	0.50%

Other Expenses	0.43%

Total Annual Fund Operating Expenses	0.93%

Fee Waiver and/or Expense Reimbursement(1)	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.90%

(1)

For the period from May 1, 2015 through April 30, 2016, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.90%. This agreement may be terminated only by the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

VC Shares	$92	$293	$512	$1,140

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The Fund may invest a substantial portion of its net assets in high-yield securities (commonly referred to

SUMMARY – BOND DEBENTURE PORTFOLIO

as “below investment grade” or “junk” bonds). High-yield securities are debt securities that are rated BB/Ba or lower by a rating agency, or that are unrated but determined by Lord Abbett to be of comparable quality. Although the Fund is diversified across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Under normal conditions, the Fund has an average effective portfolio maturity of five to twelve years.

The Fund’s investments primarily consist of the following types of securities and other financial instruments:

•	U.S. high-yield securities;

•	U.S. investment grade fixed income securities;

•	convertible securities;

•	foreign (including emerging market) securities;

•	mortgage-related and other asset-backed securities;

•	senior loans, including bridge loans, novations, assignments, and participations; and

•	equity securities.

The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, and similar instruments. The Fund may also invest in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

Portfolio management selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions.

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The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, has reached its valuation target, for duration management purposes, or portfolio management identifies more compelling investment opportunities, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets

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generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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•

Equity Securities Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise

SUMMARY – BOND DEBENTURE PORTFOLIO

in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

SUMMARY – BOND DEBENTURE PORTFOLIO

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) — Class VC Shares

Best Quarter 2nd Q ’09 +11.21%	Worst Quarter 4th Q ’08 -9.96%

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The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

Average Annual Total Returns (for the periods ended December 31, 2014)

Class	1 Year	5 Years	10 Years

Class VC Shares	4.35%	8.29%	6.85%

Index

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	2.51%	8.85%	7.62%

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Steven F. Rocco, Partner and Portfolio Manager	2014

Robert A. Lee, Partner and Director	2013

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SUMMARY – BOND DEBENTURE PORTFOLIO

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

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Investment Company Act File Number: 811-05876

SF-BDP8 (5/15)